EXHIBIT 10.23(a)
                                 FIRST AMENDMENT
                                       TO
                           LOAN AND SECURITY AGREEMENT

         THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT ("Amendment"), dated as of the 1st day of June, 1997, made by and between

         FLEET CAPITAL CORPORATION, a Rhode Island corporation (successor by merger with Fleet Capital Corporation, a Connecticut corporation, which was formerly known as Shawmut Capital Corporation) (the "Lender"),

         ATLANTIC COAST AIRLINES, a California corporation (the "Borrower"), and

         ATLANTIC COAST AIRLINES,  INC., a Delaware  corporation  (the "Parent";
the Borrower and the Parent being collectively called the "Loan Parties");

         to the Loan and Security  Agreement,  dated October 12, 1995 (the "Loan
Agreement"). All capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Loan Agreement.

                                    RECITALS
         RECITALS RECITALS
         A. Pursuant to the Loan Agreement, and upon the terms and subject to the conditions contained therein, the Lender has made available to the Borrower a $20,000,000 revolving line of credit evidenced by the Loan Agreement.

         B. The Industrial  Development  Authority of Loudoun  County,  Virginia
(the  "Issuer")  pursuant to an Indenture of Trust,  dated of even date herewith
("Indenture"), between the Issuer and FMB Trust Company, National Association, as trustee (the "Bond Trustee"), has agreed to issue $9,425,000 in aggregate principal amount of the Issuer's Variable Rate Demand/Fixed Rate Revenue Bonds
(Atlantic Coast Airlines Project) Series 1997 (the "Bonds").

         C. Pursuant to a Financing Agreement (the "Bond Loan Agreement"), dated of even date herewith, between the Issuer and the Borrower, the proceeds of the sale of the Bonds will be used by the Borrower for the purpose of financing the cost of construction of a maintenance facility and associated access roadway, vehicle parking and maneuvering areas and aircraft paving aprons on land controlled by the Metropolitan Washington Airports Authority (the "Authority") and forming part of the Washington Dulles International Airport which is leased by the Authority to the Borrower pursuant to a Ground Lease Agreement, dated
June 23, 1997 (the "Lease").






                                                        24

         D. Pursuant to a Letter of Credit and Reimbursement Agreement, dated of even date herewith (the  "Reimbursement  Agreement"),  among Fleet National Bank
(the "Bank"),  the Lender and the Borrower,  the Borrower has requested the Bank
to  issue  its  irrevocable,   transferable   direct-pay  letter  of  credit  in
substantially  the form of Exhibit A to the  Reimbursement  Agreement (the "Bond
Letter of Credit"), in the original undrawn amount of $9,579,932.

         E. In order to induce the Bank to issue the Bond Letter of Credit, the Bank has required that the Lender join in the execution of the Reimbursement
Agreement and guaranty the reimbursement and other obligations owing by the Borrower to the Bank thereunder.

         F. The Loan Parties have each requested that the Lender join in the execution of the Reimbursement Agreement and guaranty the reimbursement and other obligations of the Borrower thereunder, and the Lender has agreed to such request, provided, among other things, the Loan Agreement and the other Loan
Documents are amended as herein provided.

         G. To accomplish the foregoing purposes, the parties hereto are mutually desirous of amending the Loan Agreement as set forth herein .

                                    STATEMENT OF AGREEMENT

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the Loan Parties and the Lender hereby agree as follows:

                                    ARTICLE I

                          AMENDMENTS TO LOAN AGREEMENT

         The Loan Agreement is hereby amended as follows:

         1.1      Credit Facility.  Section 1, Credit Facility,  is amended by adding the following  Section 1.4 at
                  ---------------              ---------------
the end thereof:

                  "1.4.    Letters of Credit; Letter of Credit Guaranties.

                           1.4.1  Issuance  of  Letters  of Credit and Letter of
         Credit Guaranties. Lender agrees, for so long as no Default or Event of Default exists and subject to the provisions of Section 9 below, to issue its, or cause to be issued its Affiliate's, Letters of Credit and Letter of Credit Guaranties, provided that the aggregate amount of the Letter of Credit Obligations outstanding at any time shall not exceed
         $10,500,000 and, without the prior written consent of Lender, no Letter of Credit or Letter of Credit Guaranty may have an expiration date that is after the last day of the Original Term or the then applicable
         Renewal Term.





                           1.4.2  Reimbursement  Obligations.  All indebtedness,
         liabilities or obligations whatsoever arising or incurred in connection with any  Letter  of Credit  or  Letter  of  Credit  Guaranty  shall be incurred  solely as an  accommodation  to Borrower  and for  Borrower's account.  Borrower shall  reimburse  Lender for the total amount of all sums paid by Lender  under the terms of any  Letter of Credit or Letter of Credit Guaranty, any drawing or demand under any Letter of Credit or
         Letter of Credit Guaranty, or any additional or further liability which may  accrue  against  Lender in  connection  with a Letter of Credit or
         Letter of Credit  Guaranty,  immediately  upon the date of  payment  by
         Lender (either with the proceeds of a Revolver Loan obtained  hereunder or otherwise).  If Borrower shall fail to reimburse  Lender as provided herein,  the  unreimbursed  amount of such payment by Lender shall bear interest,  compounded  monthly,  at a per annum  rate equal to the same rate  applicable  to the  Revolver  Loans  until such amount is paid in full.  The  reimbursement  obligations of Borrower  hereunder  shall be absolute and unconditional under all circumstances  irrespective of any rights of  set-off,  counterclaim  or defense to payment  Borrower  may claim or have against  Lender,  the beneficiary of the Letter of Credit or the  Letter  of Credit  Guaranty  drawn  upon or any  other  Person, including,  without limitation, (i) any defense based on any failure of
         Borrower  to  receive  consideration,   (ii)  the  legality,  validity,
         regularity  or  unenforceability  of the  Letter of Credit or Letter of
         Credit Guaranty or any agreement or instrument  related thereto,  (iii)
         any  amendment or waiver of any consent to departure  from the terms of the Letter of Credit or any Letter of Credit  Guaranty or any agreement or  instrument  related  thereto,  (iv) any  statement,  draft or other document  presented  under a Letter  of  Credit  or  Letter  of  Credit
         Guaranty proving to be forged,  fraudulent,  invalid or insufficient in any respect, or any statement therein being untrue or inaccurate in any respect whatsoever,  except if resulting from Lender's gross negligence in accepting any such forged or fraudulent  draft or document,  (v) the surrender or impairment of any Collateral, or (vi) the existence of any claim,  setoff,  defense or other right which Borrower may have against the  beneficiary of a Letter of Credit or Letter of Credit  Guaranty or
         any other Person,  whether in connection  with any of the agreements or documents related thereto or otherwise.





                  1.4.3 Rights and Remedies. In the event of Borrower's failure to reimburse Lender for the total amount of all sums paid by Lender under the terms of any Letter of Credit or Letter of Credit Guaranty, any drawing or demand under any Letter of Credit or Letter of Credit
         Guaranty or any additional or further liability which may accrue against Lender in connection therewith, Lender, in addition to its rights under the Code and under this Agreement, shall be fully subrogated to the rights of the issuer of the Letter of Credit under the agreement made with Borrower relating to the issuance of such Letter of Credit, each such agreement being incorporated herein by reference, and Lender shall be entitled to exercise all such rights and remedies thereunder and under law in such regard as fully as if it were the issuer of the Letter of Credit. If any Letter of Credit is drawn upon to discharge any obligation of Borrower to the beneficiary of such Letter of Credit, in whole or in part, Lender shall be fully subrogated to the rights of such beneficiary with respect to the obligation of Borrower to such beneficiary to the extent discharged with the proceeds of such Letter of Credit.

                  1.4.4 Indemnification. Borrower hereby unconditionally agrees to indemnify Lender and hold Lender harmless from any and all losses, claims or liabilities arising from any transactions or occurrences relating to the Letters of Credit or the Letter of Credit Guaranties issued, established, opened or accepted for Borrower's account, and any drafts or acceptances thereunder, and all Letter of Credit Obligations incurred in connection therewith. This indemnity shall survive the payment in full of all amounts payable to Lender hereunder and the termination of this Agreement.

                  1.4.5 Termination. In the event that this Agreement is terminated for any reason by either party as herein provided, in addition to Lender's other rights under this Agreement, unless all outstanding Letters of Credit and Letter of Credit Guaranties are terminated or cancelled and Lender and its Affiliates released from all liability thereunder, Lender shall be entitled to pay and discharge all Letter of Credit Obligations with respect to all outstanding Letters of Credit and Letter of Credit Guaranties which are not terminated or cancelled, whether such Letter of Credit Obligations are absolute or contingent, and all sums paid by Lender in connection therewith shall be deemed to have been loaned by Lender to Borrower as a Revolver Loan, shall be secured by all of the Collateral and shall bear interest and be payable at the same rate and in the same manner as Revolver Loans."

         1.2       Letter of Credit and Letter of Credit Guaranty Fees. Section  2.2,  Fees,  is amended by adding the following Sections 2.2.3 and 2.2.4 at the end thereof:

                  "2.2.3.  Letter of Credit and Letter of Credit  Guaranty  Fees.  Borrower  shall pay the following  fees for all  Letters of Credit and Letter of Credit  Guaranties  issued by Lender and its Affiliates pursuant to Section 1.4.1 hereof:

                           (i) Upon  issuance  of the Bond  Letter of Credit and
                  the Bond Letter of Credit Guaranty, fees to Bank in the amounts and on the dates as set forth in Section 2.03 of the Reimbursement Agreement;

                           (ii) Upon issuance of each other Letter of Credit and
                  Letter of Credit Guaranty:





                  Consolidated Adjusted Net
                  Earnings From Operations                                         Per Annum Fee

                                    (a)  an  issuance  fee  to  Lender  for  the
                           account of both Lender and its Affiliate  that issues
                           such other  Letter of Credit  equal to the greater of
                           (a) $500 or (b) three percent (3%) per annum (or such
                           lesser percentage as Lender shall, in the exercise of
                           its sole  discretion,  agree in  writing at or before
                           the date of issuance)  of the undrawn  amount of such
                           Letter  of  Credit,   payable  in  advance  upon  the
                           issuance of each other Letter of Credit and Letter of
                           Credit  Guaranty and on each  extension of the stated
                           termination  date  thereof  for so long as such other
                           Letter of Credit  and  Letter of Credit  Guaranty  is
                           outstanding; and

                                    (b) the  reasonable  and  customary  charges
                           from time to time of the issuer of such other Letter of Credit with respect to the issuance, notification, amendment, transfer, administration, cancellation and conversion of, and drawings under, such other Letter of Credit, all of which shall be payable to Lender for the account of such issuer.

                  All issuance fees in connection with each Letter of Credit and Letter of Credit Guaranty as set forth in Sections 2.2.3 (i)(a) and
         (ii)(a) hereof shall be deemed fully earned upon the issuance of the Letter of Credit and Letter of Credit Guaranty and shall not be subject to rebate or proration upon the termination of this Agreement for any reason.

                  2.2.4 Interest on Unpaid Fees. Any amount of fees payable by Borrower to Lender that is not paid when due shall bear interest, from the date such amount of fees was due until the date of payment in full, at the rate applicable to the Revolver Loans outstanding, payable upon demand and on the date of payment in full."

         1.3 Loan Requests. Section 3.1.1, Loan Requests, is amended by deleting subsection (ii) in its entirety and by substituting in lieu thereof the following:





                  "(ii) Unless payment is otherwise timely made by Borrower, the becoming due of any amount required to be paid under this Agreement or any of the other Loan Documents, or under the Reimbursement Agreement, whether as principal, accrued interest, fees, expenses or other charges, including, without limitation, payments required to be made pursuant to Section 1.4.2 hereof and payments required to be made to Bank pursuant to Section 2.3 of the Reimbursement Agreement, shall be deemed irrevocably to be a request by Borrower for a Revolver Loan on the due date of, and in an aggregate amount required to pay, such principal, accrued interest, fees, expenses or other charges, and the proceeds of each such Revolver Loan may be disbursed by Lender by way of direct payment of the relevant Obligation. Within a reasonable time after the payment by Lender of any expenses or other charges that are not of a routine or administrative nature, Lender shall give Borrower notice thereof and send to Borrower (if available to Lender) any invoice or other supporting documentation for such fee or other charge."

         1.4      Cash  Collateral  Account.  Section  3.2,  Payments,  is amended by adding a new  Section  3.2.4,
Cash Collateral Account, as follows:

                  "3.2.4  Cash  Collateral  Account.  If at  any  time  the  Net
         Accounts Availability, when added to the amount of funds then on deposit in the Cash Collateral Account, is less than the amount of the Availability Reserve, then Borrower shall immediately pay to Lender, on Lender's demand, an amount equal to the difference to be held by Lender in the Cash Collateral Account as security for the Obligations. If at any time the amount of funds on deposit in the Cash Collateral Account, when added to the Net Accounts Availability at such time, is more than the Availability Reserve, then Lender shall release to Borrower that portion of the funds then on deposit in the Cash Collateral Account equal to such excess, if, and only to the extent that, immediately before and after giving effect to such release, no Default, Event of Default or Overadvance Condition has occurred and continues to exist."

         1.5      Term of  Agreement.  Section  4.1,  Term of  Agreement,  is  amended in its  entirety  to read as
                  ------------------                  ------------------
follows:

                  "4.1 Term of Agreement. Subject to Lender's right to cease making Loans to Borrower upon or after the occurrence of any Default or Event of Default, this Agreement shall be in effect from the Closing
         Date through and including September 30, 2000 (the "Original Term"), and this Agreement shall automatically renew itself for one (1) year periods thereafter (each a "Renewal Term"), unless terminated as provided in Section 4.2 hereof."

         1.6      Termination  Charges.  Section  4.2.4,  Termination  Charges,  is amended in its entirety to read as follows:






                  "4.2.4   Termination  Charges. On the effective date of termination of
                           --------------------
                           this  Agreement for any reason,  Borrower shall pay to Lender
                           (in  addition  to the  then  outstanding  principal,  accrued interest  and  other  charges  owing  under the terms of this
                           Agreement and any of the other Loan  Documents) as liquidated damages for the loss of the bargain and not as a penalty,  an amount  equal to the  product  obtained  by  multiplying  the highest  of the  Average  Monthly  Loan  Balance  during  the immediately  preceding  12-month period ending with the month immediately  preceding  the date of such  termination,  times
                                                                                   -----
                           one  percent  (1%) if  termination  occurs at any time during the  Original  Term on or  before  September  30,  1998,  and one-half of one percent (0.50%) if termination  occurs at any time  thereafter  during  the  Original  Term or  during  any
                           Renewal Term;  provided,  however, in the event that Borrower
                                          --------   -------
                           pays any  amounts to Lender  pursuant  to Section 2.7 of this
                           Agreement as a result of a determination  by Lender that such payment is required  thereunder,  Borrower may, within ninety
                           (90) days after Lender's giving  Borrower  written demand for payment of any such amount,  terminate this Agreement without the payment of any termination  fee; and provided  further in
                                                                --- --------  -------
                           the event that the credit  rating of Bank as  established  by
                           Standard  and Poor's,  Inc.  shall at any time while the Bond
                           Letter of Credit is  outstanding  fall  below an "a"  rating, and, as a result of such reduced credit rating,  the variable interest  rate  on the  Bonds  thereafter  remarketed  by the
                           Remarketing  Agent shall be  increased,  as  confirmed by the written  certification of the Remarketing  Agent delivered to
                           Lender,  Borrower may,  within one hundred  twenty (120) days after  the  increase  of  the  interest  rate  on  the  Bonds
                           remarketed  by  the   Remarketing   Agent,   terminate   this
                           Agreement and the foregoing  termination  charge shall be one percent  (1%) of the Average  Monthly  Revolver  Loan Balance
                           during the immediately  preceding 12-month period ending with
                           the   month   immediately   preceding   the   date   of  such
                           termination.  If  termination  occurs  on the last day of the
                           Original  Term or any Renewal  Term,  no  termination  charge shall be payable."

         1.7      Affirmative Covenants.    Section  8.1,  Affirmative  Covenants,  is  amended  by  adding  a  new
Section 8.1.9 at the end thereof as follows:

                  "8.1.9  Completion of Improvements.  Cause the construction of the  Improvements  to be carried on  continuously  and to complete  the
         Improvements  not later than the time required  therefor as required by
         the  terms  of  the  Lease.  The   Improvements   will  be  constructed
         substantially  in  accordance  with the plans and  specifications,  all
         applicable   ordinances  and  statutes  and  in  accordance   with  the
         requirements   of  all   regularly   constituted   authorities   having
         jurisdiction  over  the  same.  The  Improvements  will be  constructed entirely  on the  Realty and will not  encroach  upon or  overhang  any easement or right of way, nor upon any land not leased under the Lease, and the  Improvements  when erected shall be wholly within the building restriction lines, however established, and will not violate applicable use or other restrictions  contained in prior conveyances or applicable protective  covenants or  restrictions.  Borrower will promptly correct any  structural  defect in the  Improvements  or any  departure  in any material  respect  from the plans  and  specifications  not  previously approved by Lender.  Upon the completion of the  construction of all of the Improvements:

                           (i) Borrower shall furnish to Lender an approved written certification of completion from Borrower's architect in the form previously approved by Lender and such architect;






                           (ii) Borrower shall furnish such certificates of public officials, utility companies, and others as Lender may reasonably request certifying that the Improvements located on the Realty is connected to public sewer, public water and public electricity lines;

                           (iii)  Borrower shall furnish to Lender a copy of the
                  certificate  (or  certificates)  of  occupancy,  compliance or
                  completion   issued  by  the  governmental   authority  having
                  jurisdiction  over  the  Realty  with  respect  to  all of the
                  Improvements to be constructed upon the Realty;

                           (iv)  Borrower  shall  furnish to Lender for Lender's
                  approval,  a current  "as-built"  survey of the Realty and the
                  Improvements   which   shall  show  no  matters   which  would
                  materially   and   adversely   affect  the  operation  of  the
                  Improvements  as a  maintenance  facility  or  materially  and adversely affect the value of the Improvements;

                           (v)  Borrower  shall  have  fully  paid all costs and
                  expenses  of  the   construction   and   development   of  the
                  Improvements   and   Borrower   shall   furnish  to  Lender  a
                  satisfactory  endorsement to Lender's title  insurance  policy through the date of  completion  of the  Improvements  and the payment in full of all costs and expenses of  construction  in providing coverage against  materialman's and mechanics' liens and against matters of survey; and

                           (vi) Borrower shall furnish to Lender certified copies of Borrower's casualty insurance policies with respect to the Improvements located on the Realty, together with loss payable endorsements on Lender's standard form of loss payee endorsement naming Lender as loss payee in accordance with the provisions of this Agreement."

         1.8      Specific  Financial  Covenants.  Section 8.3,  Specific  Financial  Covenants,  is amended in its entirety to read as follows:

                  "8.3.  Specific Financial  Covenants.  During the term of this
         Agreement, and thereafter for so long as there are any Obligations to Lender, each Loan Party covenants that, unless otherwise consented to by Lender in writing, it shall comply with the following financial covenants:









                           8.3.1  Consolidated  Adjusted Tangible Net Worth. The
                  Consolidated Adjusted Tangible Net Worth of the Loan Parties shall not be less than the amount shown below as of the date and for the period set forth below:






                                                                       Consolidated Adjusted
                             Date or Period                             Tangible Net Worth





                  Fiscal  quarter  ended  March  31,                    $30,000,000
                  1997

                  Fiscal quarter ended June 30, 1997                    $34,250,000

                  Fiscal  quarter  ended   September                    $38,000,000
                  30, 1997

                  Fiscal  year  ended  December  31,                    $39,000,000
                  1997

                  Fiscal  quarter  ended  March  31,                    $36,500,000
                  1998

                  Fiscal quarter ended June 30, 1998                    $42,750,000

                  Fiscal  quarter  ended   September                    $48,750,000
                  30, 1998

                  Fiscal  year  ended  December  31,                    $53,250,000
                  1998

                  Fiscal  quarter  ended  March  31,                    $51,000,000
                  1999

                  Fiscal quarter ended June 30, 1999                    $56,500,000







                                                                      Consolidated Adjusted
                            Date or Period                             Tangible Net Worth

                  Fiscal  quarter  ended   September                    $63,000,000
                  30, 1999

                  Fiscal  year  ended  December  31,                    $65,000,000
                  1999   and  end  of  each   fiscal
                  quarter   of  each   fiscal   year
                  thereafter






                           Provided,   however,   that  the  minimum  amount  of
                  Consolidated  Adjusted  Tangible  Net  Worth  required  to  be maintained  by the Loan  Parties as set forth  above  shall be reduced  to  the  extent  that  any  of  the  proceeds  of the
                  Subordinated Debt Offering are used contemporaneously from the issuance  thereof for the  redemption of any Securities of the
                  Parent  which  are   excluded   from  the   definition   of  a
                  Distribution  and  therefore  permitted to be made by the Loan
                  Parties pursuant to Section 8.2.5 of this Agreement.

                           8.3.2  Profitability.  The Consolidated  Adjusted Net
                  Earnings from Operations of the Loan Parties shall not be less than the amount shown below for the period corresponding thereto:





                                                              Consolidated Adjusted Net
                                 Period                       Earnings From Operations

                  First  fiscal  quarter  ended March                  $   700,000
                  31, 1997

                  First  two  fiscal  quarters  ended                  $ 5,100,000
                  June 30, 1997

                  First three fiscal  quarters  ended                  $ 8,750,000
                  September 30, 1997

                                                              Consolidated Adjusted Net
                                 Period                       Earnings From Operations





                  Fiscal year ended December 31, 1997

                  $10,000,000First   fiscal   quarter                  ($ 2,750,000)
                  ended  March  31,  1998  and  first
                  fiscal   quarter   ended   of  each
                  fiscal year thereafter

                  First  two  fiscal  quarters  ended                  $ 3,750,000
                  June  30,  1998 and the  first  two
                  fiscal   quarters   ended  of  each
                  fiscal year thereafter

                  First three fiscal  quarters  ended                  $10,000,000
                  September  30,  1998 and the  first
                  three  fiscal   quarters  ended  of
                  each fiscal year thereafter

                  Fiscal  year  ended   December  31,                  $13,000,000
                  1998   and   each    fiscal    year
                  thereafter






                  8.3.3   Consolidated   Debt  Service   Coverage   Ratio.   The
         Consolidated  Debt Service Coverage Ratio of the Loan Parties shall not be less  that  the  ratio  shown  below  for the  period  corresponding thereto:





                                                              Consolidated Debt Service
                                 Period                              Coverage Ratio

                  Fiscal quarter ended March 31, 1997                  1.50 to 1.0

                  First  two  fiscal  quarters  ended                  1.75 to 1.0
                  June 30, 1997

                  First three fiscal  quarters  ended                  2.50 to 1.0
                  September 30, 1997

                  Fiscal year ended December 31, 1997                  2.50 to 1.0





                                                              Consolidated Debt Service
                                 Period

                         Coverage  RatioFirst  fiscal         Negative 5.00 to 1.0
                         ---------------
                  quarter  ended  March 31,  1998 and
                  the first  fiscal  quarter  of each
                  fiscal year thereafter

                  First  two  fiscal  quarters  ended                  2.00 to 1.0
                  June  30,  1998 and the  first  two
                  fiscal   quarters  of  each  fiscal
                  year thereafter

                  First three fiscal  quarters  ended                  2.50 to 1.0
                  September  30,  1998 and the  first
                  three   fiscal   quarters  of  each
                  fiscal year thereafter

                  Fiscal  year  ended   December  31,                  2.50 to 1.0
                  1998   and   each    fiscal    year
                  thereafter






                  8.3.4  Capital  Expenditures.  The Loan Parties shall not make
         Capital  Expenditures  (including,   without  limitation,   by  way  of
         capitalized  leases)  which,  in the aggregate  exceed the amount shown below for the period corresponding thereto:





                                 Period                               Capital Expenditures

                  Fiscal year ended December 31, 1997                  $12,000,000

                  Fiscal year December 31, 1998                        $  7,000,000

                  Fiscal year  December  31, 1998 and                  $  9,500,000
                  each fiscal year thereafter





         provided,   however,   there  shall  be  excluded  from  the  foregoing
         calculation  the  aggregate  amount  of  Capital  Expenditures  made by
         Borrower with the proceeds of the Bonds;  and provided further that any
         Capital  Expenditures  permitted to be incurred  during the fiscal year ending  December 31, 1997 or any  subsequent  fiscal year and which are not  incurred  during such fiscal year may be carried over and incurred in the following fiscal year (but not in any subsequent fiscal year).





         1.9      Conditions Precedent.  Section 9, Conditions Precedent, is amended as follows:

                  (i) Section 9.2, Conditions Precedent to All Revolver Loans, is amended by deleting the first paragraph thereof in its entirety and by substituting in lieu thereof the following:

                  "9.2 Conditions  Precedent to All Revolver  Loans,  Letters of
         Credit and Letter of Credit Guaranties. Notwithstanding any of the provisions of this Agreement or the other Loan Documents, and without affecting in any manner the rights of Lender under the other sections of this Agreement, it is understood and agreed that Lender will have no obligation to make any Revolver Loan (including the initial Revolver
         Loan) or issue or cause its Affiliate to issue any Letter of Credit or Letter of Credit Guaranty unless and until, in addition to the conditions set forth in Sections 9.1 and 9.3, each of the following conditions has been and continue to be satisfied:"

                  (ii) Section 9.3, Waiver of Conditions Precedent, is amended by deleting in line 2 the phrase "Sections 9.1 and 9.2 hereof" and by substituting in lieu thereof the phrase "Sections 9.1, 9.2 and 9.4 hereof".

                  (iii) A new Section 9.4,  Conditions  Precedent to Issuance of
Bond Letter of Credit Guaranty, is added as follows:

                  "9.4.  Conditions  Precedent  to  Issuance  of Bond  Letter of
         Credit Guaranty. Notwithstanding any other provision of this Agreement or the other Loan Documents, and without affecting in any manner the rights of Lender under the other sections of this Agreement, it is understood and agreed that Lender shall have no obligation under
         Section 1.4 of this Agreement to issue or cause its Affiliate to issue the Bond Letter of Credit or the Bond Letter of Credit Guaranty on the Bond Letter of Credit Closing Date unless and until, in addition to each of the conditions elsewhere set forth in this Section 9, each of the following conditions shall have been satisfied, all in form and substance satisfactory to Lender and its counsel;

                           9.4.1 Documentation. Lender shall have received the following documents, each to be in form and substance satisfactory to Lender and its counsel:






                                    (i)  A  closing  certificate  signed  by  an
                  officer  of each of the  Loan  Parties,  dated  as of the Bond
                  Letter  of  Credit   Closing   Date,   stating  that  (a)  the
                  representations  and  warranties of the Loan Parties set forth in this  Agreement  and the other Loan  Documents are true and correct on and as of such date,  (b) each of the Loan  Parties is on such  date  in  compliance  with  all of the  terms  and provisions  set forth in this  Agreement  and the  other  Loan
                  Documents, and (c) no Default or Event of Default exists;

                                    (ii)    Copies  of each of the Bond  Documents  duly  executed  by the parties thereto;

                                    (iii) The Deed of Trust,  duly recorded with
                  all fees and taxes thereon, if any, paid;

                                    (iv) A policy of title insurance, including,
                  without   limitation,   revolving   credit,   variable   rate,
                  comprehensive,  zoning and last dollar endorsements, issued by a title insurance  company  satisfactory  to Lender,  with all premiums  thereon  paid,  insuring  that  the  Deed  of  Trust constitutes a valid and  enforceable  first priority Lien upon
                  Borrower's  leasehold estate in the Realty encumbered thereby,
                  free  and  clear  of  all  title   defects  and   encumbrances
                  whatsoever other than Permitted Liens applicable thereto;

                                    (v)  A  foundation   survey  of  the  Realty
                  showing no deed, building line, easement or any other property covenant or ordinance violation whatsoever;

                                    (vi) A phase 1 environmental site assessment
                  relating  to  the  Realty,  together  with a  reliance  letter
                  addressed   to  Lender   allowing   Lender  to  rely  on  such
                  assessment;

                                    (viii)  UCC   financing   statements,   duly
                  executed by Borrower and filed in all jurisdictions  necessary or  appropriate  to perfect the Lien of Lender in the personal property encumbered by the Deed of Trust;

                                    (ix)  A  certificate  of  the  Secretary  of
                  Borrower, certifying (i) that attached thereto is a true and complete copy of the resolutions adopted by the board of directors of Borrower authorizing the execution, delivery and performance of the First Amendment to this Agreement and the other Loan Documents executed in connection therewith, and the consummation of the transactions contemplated by the Bond
                  Documents, and (ii) as to the incumbency and genuineness of the signatures of each officer of Borrower executing the First
                  Amendment to this Agreement and the other Loan Documents contemplated thereby;






                                    (x)  A  certificate   of  the  Secretary  of
                  Parent,  certifying  (i) that  attached  thereto is a true and complete  copy of the  resolutions  adopted  by the  board  of directors of Parent  authorizing  the execution,  delivery and performance  of the First  Amendment to this Agreement and the other Loan Documents executed in connection therewith, and the consummation  of the  transactions  contemplated  by the  Bond
                  Documents,  and (ii) as to the incumbency  and  genuineness of the  signatures of each officer of Parent  executing the First
                  Amendment  to this  Agreement  and the  other  Loan  Documents contemplated thereby;

                                    (xi)    Receipt  by  Lender  of an  opinion  of  counsel  to the  Loan
                  Parties; and

                                    (xii)  Such  other  instruments,  documents,
                  certificates, opinions or assurances as Lender or its counsel may reasonably request in connection with the issuance of the Bond Letter of Credit Guaranty or to evidence or confirm compliance by Borrower with the conditions of this Agreement."


         1.10 Events of  Default.  Section  10,  Events of  Default,  Rights and
Remedies on Default, is amended as follows:

                  (i)      Section 10.1.1, Payment of Loans, is amended in its entirety to read as follows:

                  "10.1.1  Payment  of Loans  and  Amounts  for Cash  Collateral
         Account. Borrower shall fail to make any payment of principal, interest or premium, if any, owing on the Loans, or any amounts to be paid into the Cash Collateral Account pursuant to Section 3.2.4 hereof, within two (2) Business Days of the due date thereof (whether due at stated maturity, on demand, upon acceleration or otherwise)."

                  (ii)     A new Section 10.1.19,  Reimbursement  Agreement, is added at the end of Section 10.1 as
                                                   ------------------------
follows:

                           "10.1.19  Default  Under  Reimbursement   Agreement.   There  shall  occur  any
         "Event of Default"  under the  Reimbursement  Agreement  as such term is defined in Section  6.01 thereof."

                  (iii) Section 10.3, Other Remedies, is amended by adding the following Section 10.3.6 at the end thereof:









                           "10.3.6   Upon  the   occurrence   and   during   the
         continuance  of an Event of  Default,  Lender may also,  at its option, with  respect to the face amount of all Letters of Credit and Letter of
         Credit  Guaranties then  outstanding,  require Borrower to deposit with
         Lender funds equal to such undrawn face amount,  and if Borrower  fails promptly  to make such  deposit,  Lender may  advance  such amount as a
         Revolver  Loan.  Any such deposit or advance shall be held by Lender in the Cash Collateral Account as a reserve to fund future payments on the outstanding  Letters of Credit or Letter of Credit Guaranties.  At such time as all  Letters  of Credit and  Letter of Credit  Guaranties  have expired or have been cancelled or terminated,  any amounts remaining in the Cash  Collateral  Account shall be applied  against any outstanding
         Obligations,  or, to the extent all Obligations have been  indefeasibly paid in full, returned to Borrower."

         1.11     Notices. Section 11.8 is modified as follows:

                  (i)      In line three thereof, the phrase "or by facsimile" is deleted; and

                  (ii)     All  notices to the  Borrower  and the  Parent  shall be sent in the manner set forth in
Section 11.8 as modified hereby and addressed as follows:

                           If to Borrower:  Atlantic Coast Airlines
                                                     515-A Shaw Road
                                                     Sterling, Virginia 20166
                                                     Attention: Director of Treasury Management

                           If to Parent:             Atlantic Coast Airlines, Inc
                                                     515-A Shaw Road
                                                     Sterling, Virginia 20166
                                                     Attention: Senior Vice President and General Counsel

                           With a copy to:  Hazel & Thomas
                                                     3110 Fairview Park Drive
                                   Suite 1400
                          Falls Church, Virginia 22042
                       Attention: Carol C. Honigberg, Esq.

         1.12     Indemnity by Lender.      A new Section 11.15, Indemnity by Lender, is added as follows:






                           "11.15 Indemnity by Lender. Lender hereby agrees to indemnify Borrower against any liability, loss, damage or expense which Borrower may suffer or occur as a result of Lender's breach of any of its warranties and representations set forth in Section 4.02 of the Reimbursement Agreement or Lender's failure to comply with any of the covenants set forth in Section 5.03 of the Reimbursement Agreement and Bank's exercise of its rights under Section 6.02 of the Reimbursement
         Agreement as a result thereof."

1.13     Definitions.      Appendix A, General Definitions, is amended as follows:

                  (i)      The following definitions are amended in their entirety:

                  "Availability Reserve - On any date of determination  thereof, an amount equal to the sum of (i) any amounts of past due rent or other charges  (other than project rental as specified in the Lease) owing at such  time by  Borrower  to the  Authority  under the  Lease;  (ii) any amounts which  Borrower is obligated to pay pursuant to the  provisions of the Loan Documents but does not pay when due and which Lender elects to pay  pursuant  to any of the  Loan  Documents  for  the  account  of
         Borrower; (iii) the estimated cost of services ordered by Borrower from
         United under the United Express Emergency Response Agreement;  (iv) the
         Fixed Bond  Letter of Credit  Guaranty  Reserve  at such date;  (v) the
         Increasing  Bond Letter of Credit  Guaranty  Reserve at such date; (vi)
         the amount of all Letter of Credit Obligations outstanding at such date except for those with respect to the Bond Letter of Credit and the Bond
         Letter of Credit  Guaranty;  and (vii)  such  reserves  established  by
         Lender in such  amounts,  and with  respect  to such  matters,  events, conditions or contingencies as to which Lender,  in its credit judgment
         based   upon  its   usual   and   customary   credit   and   collateral
         considerations,  determines reserves should be established from time to time,  including,  without  limitation,  with  respect to (1)  improper billings,  other billing and settlement errors which occur from time to time under the ACH  Procedures  Manual,  and (2) other sums  chargeable against  Borrower's Loan Account as Revolver Loans under any section of the Agreement.

                  Average Monthly Loan Balance - the amount obtained by adding the aggregate unpaid balance of all Loans and Letter of Credit
         Obligations outstanding at the end of each day during the month in question and by dividing that sum by the number of days in such month.

                  Bank - Fleet National Bank, and its successors and assigns.

                  Borrowing Base - as at any date of determination thereof, an amount equal to the lesser of:

                           (i)      the amount of the Revolver  Loan  Facility less the amount of the Letter of Credit Obligations outstanding at such date; or

                           (ii)     the sum of:






                     (a) the Accounts Borrowing Base at such
                                      date;

                                      MINUS

                                    (b)     the  Availability  Reserve  at  such
                                    date.

                  Consolidated Debt Service Coverage Ratio - with respect to any
         Person for any period of  determination,  the ratio of (i) Consolidated
         Cash Flow for such period to (ii)  payments of  Indebtedness  for Money
         Borrowed  required  to be paid  by  such  Person  during  such  period;
         provided, however, payments made on the $11,000,000 Indebtedness for Money Borrowed owed to Bombardier Air for the funding of a deposit for the acquisition of CRJ regional jet aircraft, to the extent made from the proceeds of the Subordinated Debt Offering, shall not be deemed a payment by the Loan Parties of Indebtedness for Money Borrowed and shall be excluded from the foregoing calculation.

                  Security   Documents  -  the  Deed  of  Trust,  each  Guaranty
         Agreement,  and all other instruments and agreements now or at any time hereafter securing the whole or any part of the Obligations."

         (ii)     The following definitions are added in the appropriate alphabetical sequence:

                  Accounts  Borrowing  Base  -  at  any  date  of  determination thereof,  an amount equal to sixty-five percent (65%) of the net amount of Eligible  Accounts  outstanding  at such date.  For the  purposes of calculating  the Accounts  Borrowing  Base,  the net amount of Eligible
         Accounts at any time shall be the face amount of such Eligible Accounts less any and all returns,  rebates,  discounts  (which may, at Lender's option,  be  calculated  on  shortest  terms),  sales  taxes,  credits, allowances  or excise  taxes of any nature at any time  issued,  owing,
         claimed  by  Account  Debtors,  granted,   outstanding  or  payable  in
         connection with such Accounts at such time  (including  current amounts owing by Borrower to United under the United Express Agreements).


                           Available  Amount - as such  term is  defined  in the
Reimbursement Agreement.

                           Average  Monthly  Revolver  Loan Balance - the amount
         obtained by adding the  aggregate  unpaid  balance of all Loans and all
         Letter  of  Credit   Obligations   except  for  the  Letter  of  Credit
         Obligations  arising under the Bond Letter of Credit Guaranty,  in each case which are  outstanding  at the end of each day during the month in question and by dividing that sum by the number of days in such month.






                           Bond   Documents  -   collectively,   the  Bond  Loan
         Agreement,  the Bonds, the Indenture,  the Reimbursement Agreement, and
         all  guaranties,   agreements,  opinions,  certificates  or  assurances
         executed in connection therewith.

                           Bond Letter of Credit - as defined in the Recitals contained in the First Amendment to the Agreement.

                           Bond  Letter of Credit  Guaranty  - the  guaranty  by
         Lender of the reimbursement and other obligations owing by Borrower to Bank in respect of the Bond Letter of Credit as set forth in the Reimbursement Agreement.

                           Bond Letter of Credit Closing Date - the date on which all of the conditions set forth in Section 9.4 of the Agreement are satisfied and Lender issues the Bond Letter of Credit Guaranty in favor of Bank.

                           Bond Loan Agreement - as defined in the Recitals contained in the First Amendment to the Agreement.

                           Bonds - as defined in the Recitals contained in the First Amendment to the Agreement.

                           Cash Collateral - cash deposited with Lender in accordance with the Agreement as security for the Letter of Credit
         Obligations to the extent provided in the Agreement.

                           Cash Collateral Account - an interest-bearing account established by Lender on its books and to which Lender shall credit all Cash Collateral deposited with Lender in accordance with the Agreement.

                           Deed of Trust - the  Credit  Line  Leasehold  Deed of
         Trust and Security  Agreement executed by Borrower on or about the Bond
         Letter of Credit Closing Date in favor of the trustees named therein for the benefit of Lender, as it may be amended, modified, supplemented or restated from time to time, by which Borrower has granted and conveyed to the trustees for the benefit of Lender, as security for the Obligations, Liens upon Borrower's leasehold estate in the Realty leased by Borrower from the Authority pursuant to the Lease.

                           Fixed Bond Letter of Credit Guaranty Reserve - for so long as the Bond Letter of Credit and the Bond Letter of Credit
         Guaranty is outstanding, a reserve established by Lender in the amount of $4,479,932, or such lesser amount as Lender, in the exercise of its sole and unfettered discretion, may establish from time to time.









                           Improvements - the construction of a maintenance facility and associated access roadway, vehicle parking and maneuvering areas and aircraft paving aprons on the Realty.

                           Increasing Bond Letter of Credit Guaranty Reserve - for so long as the Bond Letter of Credit and the Bond Letter of Credit
         Guaranty is outstanding, a reserve established by Lender which shall on the Bond Letter of Credit Closing Date be equal to zero, but shall thereafter increase on the first day of each month, commencing on the first day of the month following the Bond Letter of Credit Closing
         Date, by an amount equal to $53,750, and shall thereafter decrease by the amount of any Voluntary Redemptions of the Bonds, but in no event shall the amount of the Increasing Bond Letter of Credit Guaranty
         Reserve  be less than zero nor,  when  added to the amount of the Fixed
         Bond Letter of Credit Guaranty Reserve, exceed the Available Amount.

                           Indenture - as defined in the Recitals contained in the First Amendment to the Agreement.

                           Issuer - as defined in the Recitals contained in the First Amendment to the Agreement.

                           Lease - as defined in the Recitals contained in the First Amendment to the Agreement.

                           Letter of Credit - the Bond Letter of Credit and any other letter of credit issued by any of Lender's Affiliates for the account of Borrower.

                           Letter of Credit Guaranty - the Bond Letter of Credit
         Guaranty and any other guaranty issued by Lender for the account of Borrower by which Lender shall guarantee the payment by Borrower of its reimbursement obligations under a Letter of Credit.

                           Letter of Credit Obligations - that portion of the Obligations constituting Borrower's obligation to reimburse Lender for all amounts paid by Lender under or with respect to a Letter of Credit
         Guaranty.





                           Net Accounts Availability - at any date of the determination thereof, the sum of (i) the Accounts Borrowing Base, less
         (ii) the  aggregate  amount  of the  Loans  and the  Letter  of  Credit
         Obligations outstanding at such date except for those with respect to the Bond Letter of Credit and the Bond Letter of Credit Guaranty.

                           Realty - the tract or parcels of real property leased by Borrower from the Authority pursuant to the Lease, together with the Improvements and the fixtures attached thereto.

                           Reimbursement Agreement - as defined in the Recitals contained in the First Amendment to the Agreement.

                           Remarketing Agent - shall have the meaning ascribed to such term in the Indenture.

                           Subordinated   Debt   Offering   -  the   $50,000,000
         aggregate principal amount  ($57,500,000  aggregate principal amount if the initial  purchasers'  over-allotment  option is  exercised)  of the
         Parent's   Convertible   Subordinated  Notes,  payable  in  semi-annual
         interest  payments and with a final  maturity date of July 1, 2004, and subordinated  in right of payment to  certain  of the  Parent's  senior indebtedness  as more  particularly  described in the  indenture  under which the  notes are  issued,  which are  expected  to be issued by the
         Parent by August 31, 1997.

                           Voluntary Redemptions - optional redemptions of the Bonds made by Borrower pursuant to Sections 3.1(g) and (h) of the Indenture."

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

         The Loan Parties each hereby represents and warrants to the Lender that:

         2.1 Compliance with the Loan Agreement and Other Loan Documents. As of the execution of this Amendment, each of the Loan Parties is in compliance with all of the terms and provisions set forth in the Loan Agreement and in the other
Loan Documents to be observed or performed by each of the Loan Parties, except where the failure of the Loan Parties to comply has been waived in writing by the Lender.





         2.2. Representations in Loan Agreement and other Loan Documents. The representations and warranties of the Loan Parties set forth in the Loan
Agreement and the other Loan Documents are true and correct in all material respects except for changes in the nature of a Loan Party's business or operations that would render the information in any exhibit attached to the Loan
Agreement either inaccurate, incomplete or misleading, so long as the Lender has consented to such changes or such changes are not expressly prohibited by the Loan Agreement.

         2.3.     No Event of Default.  No Default or Event of Default exists.

                                   ARTICLE III

                           MODIFICATION OF LOAN DOCUMENTS; ACKNOWLEDGMENT OF OBLIGATIONS

         3.1 Modification of Loan Document The Loan Agreement and each of the other Loan Documents are amended to provide that any reference to the Loan
Agreement in the Loan Agreement or any of the other Loan Documents shall mean the Loan Agreement as amended by this Amendment, and as it is further amended, restated, supplemented or modified from time to time. The provisions of that certain letter from the Lender to the Borrower, dated June 13, 1997, are deemed superseded and replaced by this Amendment and are of no further force and effect.

         3.2. Acknowledgments by the Loan Parties. To induce the Lender to enter into this  Amendment,  each Loan Party  acknowledges  and agrees with the Lender that as of June 1, 1997, the aggregate  principal balance owing on the Revolving
Loans  outstanding  under  the Loan  Agreement  was in the sum of zero,  and the
aggregate  amount  of  Letters  of  Credit  and  Letter  of  Credit   Guaranties
outstanding was in the sum of $531,000 and that all such Obligations outstanding are owed to the Lender without any offset, deduction, defense or counterclaim of any nature in favor of either Loan Party.

                                   ARTICLE IV

                                     GENERAL

         4.1.  Full Force and Effect.  As  expressly  amended  hereby,  the Loan
Agreement shall continue in full force and effect in accordance with the provisions thereof. As used in the Loan Agreement, "hereinafter", "hereto", "hereof" or words of similar import, shall, unless the context otherwise requires, mean the Loan Agreement as amended by this Amendment.





         4.2 Applicable Law. This Amendment shall be governed by and construed in accordance with the internal laws and judicial decisions of the State of North Carolina.

         4.3 Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one and the same instrument.

         4.4  Expenses.   The  Borrower  shall  reimburse  the  Lender  for  all
reasonable  fees and  expenses  (legal or  otherwise)  incurred by the Lender in connection  with the  preparation,  negotiation,  execution and delivery of this
Amendment  and  all  other  agreements  and  documents  referred  to  herein  or contemplated hereby.

         4.5.     Headings.  The headings in this  Amendment  are for the purpose of  reference  only and shall not affect the construction of this Amendment.

         4.6 Waiver of Jury Trial. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE
LAW,  THE LOAN  PARTIES AND THE LENDER EACH WAIVES THE RIGHT TO TRIAL BY JURY IN
ANY ACTION,  SUIT,  PROCEEDING  OR  COUNTERCLAIM  OF ANY KIND  ARISING OUT OF OR
RELATED TO THIS AMENDMENT, THE LOAN AGREEMENT OR THE OTHER LOAN DOCUMENTS OR THE
TRANSACTIONS RELATED HERETO OR THERETO.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered on the date first above written.

                                    Borrower:

                                                     ATLANTIC COAST AIRLINES


                                                     By:________________________________________
                                                          Title:__________________________________
ATTEST:

----------------------------
_________ - Secretary

[CORPORATE SEAL]




                                     Parent:

                                                     ATLANTIC COAST AIRLINES, INC.


                                                     By:________________________________________
                                                          Title:__________________________________
ATTEST:

----------------------------
_________ - Secretary

[CORPORATE SEAL]
                                                     Accepted in Charlotte, North Carolina

                                     Lender:

                                                     FLEET CAPITAL CORPORATION


                                                     By:_______________________________________
                                                          Title:___________________________________


